                                                                   EXHIBIT 10.12






                               FIRST AMENDMENT TO

                                 LOAN AGREEMENT

                      $40,000,000 REVOLVING LINE OF CREDIT

                                      from

                             BANK ONE, COLORADO, NA,

                                  COBANK, ACB,

                                       and

                                INTRUST BANK, NA

                                       to

                                  T-NETIX, INC.

                                  July 11, 2000

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
ARTICLE 1.    DEFINITIONS...................................................................................1
      1.1     Definitions...................................................................................1

ARTICLE 2.    AMENDMENTS....................................................................................3
      2.1     Amendment to Section 2.5(b).  ................................................................3
      2.2     Amendment to Section 2.5(c)...................................................................4
      2.3     Amendment to Section 6.11.....................................................................4
      2.4     Addition of Section 6.18......................................................................5
      2.5     Addition of Section 6.19.  ...................................................................5

ARTICLE 3.    MISCELLANEOUS.................................................................................6
      3.1     Extension Fee.................................................................................6
      3.2     Interest Rate Effective Date..................................................................6
      3.3     Counterpart Execution.........................................................................6
      3.4     Inconsistent Provisions; Severability.........................................................6
      3.5     References and Titles.........................................................................6
      3.6     Successors and Assigns........................................................................6
      3.7     Confirmation of Original Loan Agreement.  ....................................................6

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "First Amendment"), dated as of July 11, 2000, is by and among, T-NETIX, INC. a Colorado corporation ("Borrower"), Lenders (as defined in the Original Loan Agreement (as hereinafter defined)) and BANK ONE, COLORADO, NA, a national banking association, as agent for the Lenders (in such capacity, the "Agent").

         The parties executed and delivered the Loan Agreement dated
September 9, 1999 (the "Original Loan Agreement"). Section 12.5 of the Original Loan Agreement permits such agreement to be amended with the consent of the Lenders. The Lenders have waived certain Events of Default through December 31, 1999, under the Original Loan Agreement and the parties agreed to make certain amendments to the Original Loan Agreement in consideration of such waiver.

         In consideration of the mutual covenants set forth in this First Amendment and the other Loan Documents, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, and Agent agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

         1.1 Definitions. Unless amended hereby, each capitalized term as used herein shall have the meaning given it in Section 1.1 of the Original Loan
Agreement:

             The following definitions shall be amended in their entirety to read as follows:

         "Base Rate" means a per-annum interest rate equal to the Prime Rate plus the Base Rate Spread. The Base Rate is adjustable the day of any change in the Prime Rate, regardless of whether Borrower has notice of such change.

         "LIBOR Spread" means a percentage, which shall be adjusted five Business Days after each receipt by Agent of the Quarterly Compliance Certificate for the applicable Quarter as required by Section 6.2 below, determined by reference to the following table based on a ratio of Senior Bank Debt to Unadjusted EBITDA.

                          Ratio of Senior Bank Debt
                            to Unadjusted EBITDA                        LIBOR Spread
                          -------------------------                     ------------
                              > 3.61 and < 3.85                             4.00%

                              > 3.26 and < 3.60                             3.25%

                              > 2.76 and < 3.25                             2.75%

                              > 2.26 and < 2.75                             2.25%

                              > 1.51 and < 2.25                             2.00%

                                         < 1.50                             1.75%

         "Maturity Date" means the earlier of (i) acceleration of the Loan or
(ii) April 30, 2001, subject to extensions as provided in Section 2.1(h) of the Original Loan Agreement.

         "Maximum Loan Amount" means $40,000,000, minus the Letters of Credit Liability. Notwithstanding the foregoing, the Maximum Loan Amount from the date of execution hereof until August 14, 2000, will be $30,526,650. Thereafter, the Maximum Loan Amount shall be equal to no more than the amount equal to the product obtained by multiplying Unadjusted EBITDA as of the end of the Quarter ending June 30, 2000, and each Quarter thereafter by the ratio for such Quarter of Senior Bank Debt to Unadjusted EBITDA for such Quarter. The calculation of the Maximum Loan Amount shall be made by the Agent from time to time on the last day that financial statements for the Quarter or year-end are required to be delivered by the Borrower to the Agent in accordance with Section 6.2(a) and (b) of the Agreement (the "Effective Date"). The Maximum Loan Amount so calculated shall remain in effect until the next Effective Date.

         The following definitions shall be added to the Agreement.

         "Agreement" means, collectively, the Original Loan Agreement and the First Amendment.

         "Base Rate Spread" means a percentage, which shall be adjusted five Business Days after each receipt by the Agent of the Quarterly Compliance Certificate for the applicable Quarter, as required by Section 6.2 of the Original Loan Agreement, determined by reference to the following table:

                          Ratio of Senior Bank Debt
                            to Unadjusted EBITDA                        Prime Spread
                          -------------------------                     ------------
                              > 3.61 and < 3.85                             1.25%

                              > 3.26 and < 3.60                             0.75%

                              > 2.76 and < 3.25                             0.50%

                              > 2.26 and < 2.75                             0.25%

                              > 1.51 and < 2.25                                0%

                                         < 1.50                                0%

         "Extension Fee" means an amount equal to $50,000 payable on the date of the execution and delivery of this First Amendment.

         "First Amendment" means this First Amendment to Loan Agreement dated as of May 26, 2000, among the Borrower, the Lenders and the Agent.

         "Original Loan Agreement" means the Loan Agreement dated as of September 9, 1999, among the Borrowers, the Lenders and the Agent.

         "Senior Bank Debt" means the Indebtedness of the Borrower incurred pursuant to the Agreement.

         "Subordinated Indebtedness" means the Subordinated Loan Agreement between the Borrower and Daniel M. Carney dated as of April 14, 2000, as amended or supplemented from time to time.

         "Tangible Stockholders' Equity" means the total stockholder's equity, less intangibles, less deferred tax asset, plus the balance of the redeemable preferred stock and the principal amount outstanding of the Subordinated Indebtedness, each as shown on the most recent financial statements of the Borrower delivered to the Agent in accordance with Section 6.2 of the Original Loan Agreement.

                                   ARTICLE 2.
                                   AMENDMENTS

         2.1 Amendment to Section 2.5(b). Section 2.5(b) of the Original Loan Agreement shall be amended to read as follows: "Unused Fee." Borrower shall pay to the Agent on behalf of the Lenders a Quarterly unused fee equal to the product obtained by multiplying the Unused Availability by the Unused Fee Percentage, which fee is payable in arrears within thirty days of the end of each Quarter. The Unused Fee will be divided among the Lenders pro rata in accordance with each Lender's Percentage Interest. "Unused Availability" shall be calculated within thirty days after the end of each Quarter (and on a pro-rata basis for any partial Quarter) and means the amount by which (i) the Maximum Loan Amount exceeds (ii) the average daily outstanding balance of the Loan during such Quarter as reasonably determined by the Agent.

The "Unused Fee Percentage" shall be determined within five days of the end of the applicable Quarter by reference to the following table based on the ratio of Senior Bank Debt to Unadjusted EBITDA:

                   Ratio of Senior Bank Debt                      Unused Fee Percentage
                     to Unadjusted EBITDA                         (on an annual basis)
                   -------------------------                      ---------------------
                       > 3.61 and < 3.85                                 .400 %

                       > 3.26 and < 3.60                                 .350 %

                       > 2.76 and < 3.25                                 .300 %

                       > 2.26 and < 2.75                                 .225 %

                       > 1.51 and < 2.25                                 .150 %

                                  < 1.50                                 .100 %"


         2.2 Amendment to Section 2.5(c). Section 2.5(c) of the Original Loan Agreement shall be amended to read as follows: "Agent's Fee. $25,000 annually, due and payable on or before September 30 of each year, commencing September 30, 2000."

         2.3 Amendment to Section 6.11. Section 6.11 of the Original Loan Agreement shall be amended to read as follows: "Borrower shall comply with the following financial covenants:

             (1) Senior Bank Debt to Unadjusted EBITDA. Borrower shall maintain a ratio of Senior Bank Debt to Unadjusted EBITDA less than or equal to the ratio set forth below for the period in which the applicable Quarter ends, calculated at the end of each Quarter and unless otherwise specified based on such Quarter and the three immediately preceding Quarters:

                         Period                                      Ratio
                         ------                                      -----
                         6/30/2000                                   3.75

                         9/30/2000                                   3.65

                         12/31/2000                                  3.45

                         3/31/2001, and at the end of each           3.25
                                           Quarter thereafter.


             (2) Fixed Charge Coverage Ratio. Borrower shall maintain a Fixed Charge Coverage Ratio not less than the ratio set forth below for the period in which the applicable Quarter ends, calculated at the end of each Quarter and unless otherwise specified based on such Quarter and the three immediately preceding Quarters:

                         Period                                      Ratio
                         ------                                      -----
                         6/30/2000                                   2.85

                         9/30/2000                                   3.00

                         12/31/2000                                  3.25

                         3/31/2001, and at the end of each           3.50
                                           Quarter thereafter.


             (3) Minimum EBITDA. Borrower shall maintain a minimum EBITDA at the end of the Quarter identified below in the amount set forth below for such Quarter (as shown in the applicable financial statements):

                        6/30/2000                                         $1,600,000

                        9/30/2000                                         $2,300,000

                        12/31/2000                                        $3,500,000

                        3/31/2001, and each Quarter                       $4,000,000
                                        thereafter."

         2.4 Addition of Section 6.18. Article VI of the Original Loan Agreement shall be amended by the addition of the following: "Section 6.18. Tangible Shareholders' Equity. Borrower shall maintain a minimum Tangible Shareholders' Equity at the end of each Quarter identified below in the amount set forth below for such Quarter:

                        6/30/2000                                        $10,115,000

                        9/30/2000                                         $9,500,000

                        12/31/2000                                        $9,975,000

                        3/31/2001, and each Quarter                       $9,975,000
                                        thereafter."


         2.5 Addition of Section 6.19. Article VI of the Original Loan Agreement shall be amended by the addition of the following: "6.19 Provisions Regarding Subordinated Indebtedness. The Borrower agrees so long as the Obligations remain outstanding that it will not consent to any amendment of the Subordinated Indebtedness without the prior written consent of the Agent. The Borrower further agrees that it will make no payment or prepayment of the principal of the Subordinated Indebtedness prior to April 30, 2001. If the Maturity Date is extended in accordance with the Original Loan Agreement, the Agent, on behalf of the Lenders, may, in its sole discretion, agree to an amortization schedule for the Subordinated Indebtedness."

                                   ARTICLE 3.
                                  MISCELLANEOUS

         3.1 Extension Fee. On or prior to the date of the delivery hereof, Borrower shall pay to Agent on behalf of Lenders the Extension Fee and all other costs, including legal costs, in connection with the execution and delivery of this First Amendment.

         3.2 Interest Rate Effective Date. The parties agree that the definitions of Base Rate, Libor Spread and Base Rate Spread are effective as of June 1, 2000.

         3.3 Counterpart Execution. This First Amendment may be executed in any number of counterparts which together will be one and the same instrument. This First Amendment shall become effective whenever each party shall have signed at least one counterpart.

         3.4 Inconsistent Provisions; Severability. In case of any irreconcilable conflict between the provisions of this First Amendment and those of the Loan Documents and the Notes, the provisions of this First Amendment shall govern. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents shall not in any way affect or impair the legality or enforceability of the remaining provisions of each of the Loan Documents.

         3.5 References and Titles. All references in this First Amendment to Exhibits, Schedules, sections and subsections and other subdivisions refer to the Exhibits, Schedules, sections and subsections and other subdivisions of this First Amendment unless expressly provided otherwise. Headings are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this First Amendment as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         3.6 Successors and Assigns. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         3.7 Confirmation of Original Loan Agreement. Except as amended hereby, the Original Loan Agreement is ratified and confirmed.

                      REMAINDER OF PAGE INTENTIONALLY BLANK


         EXECUTED to be effective as of the day and year first above written.


                                     BORROWER:

                                     T-NETIX, INC., a Colorado corporation

                                     By:
                                        ----------------------------------
                                        John Giannaula
                                        Vice President


                                     SUBSIDIARIES:

                                     T-NETIX TELECOMMUNICATIONS
                                     SERVICES, INC., a Texas Corporation, f/n/a
                                     GATEWAY TECHNOLOGIES, INC.

                                     By:
                                        ----------------------------------
                                        John Giannaula
                                        Vice President


                                     T-NETIX MONITORING CORPORATION, a
                                     Colorado corporation

                                     By:
                                        ----------------------------------
                                        John Giannaula
                                        Treasurer


                                     SPEAKEZ, INC., a Colorado corporation

                                     By:
                                        ----------------------------------
                                        John Giannaula
                                        Vice President


                                     T-NETIX JMS CORPORATION, a Colorado
                                     corporation

                                     By:
                                        ----------------------------------
                                        John Giannaula
                                        Vice President

                                     LENDERS:

                                     BANK ONE, COLORADO, NA, a national
                                     banking association

                                     By:
                                        ----------------------------------
                                        Cecilia L. Smith
                                        Vice President


                                     COBANK, ACB

                                     By:
                                        ----------------------------------
                                        Teresa L. Fountain
                                        Assistant Corporate Secretary


                                     INTRUST BANK, NA, a national banking
                                     association

                                     By:
                                        ----------------------------------
                                        Robert T. Harmon
                                        Vice President


                                     AGENT:

                                     BANK ONE, COLORADO, NA, a national
                                     banking association

                                     By:
                                        ----------------------------------
                                        Cecilia L. Smith
                                        Vice President